UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐ Soliciting Material Pursuant to §240.14a-12

AUTOINFO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AUTOINFO, INC.

Notice of Annual Meeting of Stockholders
To Be Held on November 9, 2012 at 8:00 AM

TO THE STOCKHOLDERS OF AUTOINFO, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AutoInfo, Inc. (“AutoInfo”) will be held at The Embassy Suites Hotel, 661 Northwest 53rd St., Boca Raton, FL 33487, on November 9, 2012 at 8:00 AM Eastern Time for the following purposes:

1.	To elect five persons to serve on the Board of Directors until the next annual meeting of the Company’s stockholders and until their respective successors have been duly elected and qualified.
2.	To ratify the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as independent accountants for the fiscal year ending December 31, 2012.
3.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 24, 2012, as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Harry Wachtel, Chairman of the Board

Dated:	Boca Raton, Florida
October 8, 2012

IMPORTANT:

Whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy at your earliest convenience. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option. If your stock is held through a broker, bank or a nominee and you wish to vote at the meeting you will need to obtain a proxy form from your broker, bank or a nominee and present it at the meeting.

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Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on November 9, 2012:

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://suntecktransport.com.

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Information on our website, other than this Proxy Statement, is not part of this Proxy Statement.

AUTOINFO, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 9, 2012

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation by our Board of Directors (the “Board”) of proxies (“Proxy” or “Proxies”) to be used at our 2012 Annual Meeting of Stockholders to be held at The Embassy Suites Hotel, 661 Northwest 53rd St., Boca Raton, FL 33487, on November 9, 2012 at 8:00 AM Eastern Time, and at any adjournment thereof (the “Annual Meeting”). The approximate date on which this Proxy Statement and the accompanying Proxy were mailed to stockholders was October 8, 2012.

Our principal executive offices are located at 6413 Congress Avenue, Suite 260, Boca Raton, FL 33487, and our telephone number is (561) 988-9456.

THE VOTING & VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on September 24, 2012 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 34,135,123 outstanding shares of our common stock (“Common Shares”). Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked Proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. The Common Shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the Annual Meeting.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed Proxy. Unless otherwise directed in the Proxy, the Proxyholders will vote the shares represented by the Proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the appointment of the independent accountants for the year ending December 31, 2012; and (iii) in their discretion on any other business that may come before the meeting and any adjournment of the meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under our bylaws and Delaware law: (i) shares represented by Proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote; (ii) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, broker non-votes and withholding of authority to vote will not affect the election of directors; and (iii) Proxies that reflect abstentions or broker non-votes will be treated as unvoted for purposes of determining approval of any other proposal and will not be counted as votes cast for or against that proposal.

Revocation of a Proxy

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to AutoInfo’s Secretary a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Requirements

Election of Directors. The election of the director nominees will require a plurality of the votes cast for his election at the Annual Meeting. Votes may be cast in favor of or withheld with respect to the nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Ratification of the Appointment of Independent Accountants. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to ratify the appointment of our independent accountants for the fiscal year ending December 31, 2012. An abstention or broker non-vote on this matter will be treated as “present” for quorum purposes. However, since an abstention or broker non-vote is not treated as a vote cast for or against the matter, it will have no effect on the outcome of the vote.

MANAGEMENT INFORMATION

The following table sets forth the names, ages and positions of our directors and executive officers:

Name	Age	Position

Peter C. Einselen	73	Director
Mark K. Patterson	49	Director
Thomas C. Robertson	66	Director
Harry Wachtel	54	Chairman of the board and chief executive officer
Mark Weiss	52	National account executive and director
Michael P. Williams	45	President, chief operating officer and general counsel
William Wunderlich	64	Chief financial officer

PETER C. EINSELEN has been a director since January 1999. Since 2011, Mr. Einselen has been an account executive of Capital Guardian, LLC, a securities brokerage firm. Mr. Einselen was an account executive from 1990 to 2011 and served as senior vice president from 1990 to 2001 of Anderson & Strudwick, a brokerage firm. From 1983 to 1990, Mr. Einselen was employed by Scott and Stringfellow, Incorporated, a securities brokerage firm. Mr. Einselen’s professional experience and background as an executive and as one of our directors since 1999 have given him expertise and knowledge that is valuable to the Board and makes him well qualified to serve as one of our directors.

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MARK K. PATTERSON has been a director since September 2010.  Since April 2009, Mr. Patterson has been the executive vice president and chief financial officer of Appalachian Underwriters, Inc., a wholesale insurance brokerage outlet. Mr. Patterson also serves on the board of directors of several companies operating within the insurance industry. These include Accident Insurance Company, Inc. and Madison Insurance Company, Inc. both regulated property and casualty insurance companies domiciled in South Carolina; American Builders Insurance Company RRG, Inc., a risk retention group domiciled in Montana; the reinsurance companies Appalachian Reinsurance Ltd. of Bermuda and Cherokee Reinsurance Ltd. of the Cayman Islands; Bermuda based AIC Risk Management Ltd. and Bermuda American Intermediaries, Ltd.; and Monarch Intermediaries Ltd. of the Cayman Islands. In addition, Mr. Patterson serves as the president of American Employer Group, Inc., a Tennessee licensed professional employer organization. Prior to joining Appalachian Underwriters, Inc., from September 2005 until April 2009, Mr. Patterson served as the chief financial officer of Express 1 Expedited Solutions, Inc. (NYSE: XPO), a transportation services organization focused upon premium transportation solutions provided through several non-asset based or asset-light operating units.  During this tenure, Mr. Patterson served on the Board of Directors of XPO from February 2006 until April 2009.  Over the past 25 years, Mr. Patterson has held senior financial positions at several transportation, distribution and manufacturing companies, including a number of publicly traded organizations. Mr. Patterson has served as the director of corporate reporting at SIRVA, Inc. as well as the controller and director of financial planning and analysis at CRST International, Inc. He has also held the position of chief financial officer of Coastal Resources, Inc. and chief financial officer of Schilli Transportation Services, Inc. Mr. Patterson previously held various senior financial positions within U.S. Xpress Enterprises, Inc., including controller and director of treasury and finance. Prior to his career in the transportation sector, Mr. Patterson served as controller within the international manufacturing firm, Ahlstrom Filtration, Inc., and as controller within the domestic manufacturer PI, Inc. In 1987, Mr. Patterson received a Bachelor of Science degree in Accounting from the University of Tennessee. Mr. Patterson’s professional experience as a senior executive at a number of public and private transportation, distribution and manufacturing companies, within both the domestic and international markets, together with his particular depth in financial and capital market matters, represents a valuable skill set needed by the Board and well qualifies him to serve as one of our directors.

THOMAS C. ROBERTSON, CFA, has been a director since January 1999. In July, 2012, Mr. Robertson joined Redmond Asset Management, an investment advisory firm, as a portfolio manager. From 1977 to June 2012, Mr. Robertson was president and chief investment officer of Gardner & Robertson, an investment advisory firm. Mr. Robertson was senior vice president from 2005 to 2011, was president and chief financial officer from 1988 to 2005 and a director from 1988 to 2010 of Anderson & Strudwick, a brokerage firm. Mr. Robertson’s professional experience, particularly his background as a financial executive and as one of our directors since 1999, have given him expertise and knowledge that is valuable to the Board and makes him well qualified to serve as one of our directors.

HARRY WACHTEL joined us in conjunction with the acquisition of Sunteck and has been chairman of the board and our chief executive officer since December 2000. In addition, he also served as our president from 2000 through 2011. From 1997 through 2011 he was also president of Sunteck. From 1992 to 1997, he served as vice president of sales and marketing for Pioneer Services, Inc., a third party, non-asset based transportation logistics provider. Mr. Wachtel is an integral member of our Board and has been serving effectively on the Board with all the current members since joining the Board in 2000. As a senior executive officer of our company, he provides the Board with management’s perspective and insight into our business.

MARK WEISS joined us in conjunction with the acquisition of Sunteck and has been a director since December 2000. Since 1997, he has been employed by Sunteck as a national account executive and became executive vice president in 2011. From 1994 to 1997 he served as a national account executive for Pioneer Services, Inc., a third party, non-asset based transportation logistics provider. Mr. Weiss is the brother-in-law of Mr. Wunderlich, our executive vice president and chief financial officer. As our national account executive, Mr. Weiss is an integral member of our Board and has been serving effectively on the Board with all the current members since joining the Board in 2000. As a senior executive officer of our company, he provides the Board with management’s perspective and insight into our business.

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MICHAEL P. WILLIAMS joined us in January 2007 as our chief operating officer and general counsel and became our president in 2011. From 2002 to 2006, Mr. Williams served as general counsel and vice president of legal and business affairs for Vexure, Inc., a logistics company. Prior to that, from 1999 to 2002, Mr. Williams also served as general counsel and vice president of legal and business affairs for Stonier Transportation Group, Inc., a trucking and brokerage company. During his tenure with Stonier and Vexure, Mr. Williams gained experience handling customer and vendor contract negotiations, risk management strategies, human resources and assets management, and transportation and employment litigation matters. Mr. Williams received his juris doctor cum laude from Thomas Cooley Law School, Lansing, Michigan and his masters degree (LL.M.) in taxation from the University of Florida, Gainesville. He has been a member of the Florida Bar since 1995.

WILLIAM WUNDERLICH joined us in October 1992 as our vice president - finance, became chief financial officer in January 1993, president in January 1999 and, in conjunction with the acquisition of Sunteck, became our executive vice president in December 2000. From 1990 to 1992, he served as vice president of Goldstein Affiliates, Inc., a public adjusting company. From 1981 to 1990, he served as executive vice president, chief financial officer and a director of Novo Corporation, a manufacturer of consumer products. Mr. Wunderlich is a Certified Public Accountant with a B.A. degree in Accounting and Economics from the City University of New York at Queens College. Mr. Wunderlich is the brother-in-law of Mr. Weiss, an executive officer and one of our directors.

 PROPOSAL 1

ELECTION OF DIRECTORS

Currently, the Board consists of five members, three of whom qualify as “independent” under the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) and The NASDAQ Stock Market, Inc. (“NASDAQ”). Our Certificate of Incorporation provides for the annual election of directors. At each annual meeting of stockholders, our directors will be elected for a one-year term and to serve until their respective successors have been elected and qualified.

In June 2012, we entered into a Stipulated Final Order in an action commenced in the Court of Chancery of the State of Delaware captioned, Khrom Investment Fund, LP, a Delaware limited partnership, Plaintiff, v. AutoInfo, Inc., a Delaware corporation, Defendant (C.A No. 7606-ML) in which we agreed: (i) to hold our 2012 annual meeting of stockholders on November 9, 2012, and to provide notice thereof at least 30 days prior thereto; (ii) that the Annual Meeting would not be adjourned, postponed, or otherwise rescheduled absent approval of the Court or agreement of the parties; and (iii) that the Common Shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the Annual Meeting. The last election of directors by our stockholders occurred in 2003.

The nominees named herein are presently members of the Board, and each nominee has consented to serve as a director if elected at the Annual Meeting. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that the Board may nominate as a substitute. A stockholder cannot vote for a greater number of persons than the number of nominees shown below.

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Nominees Standing for Election to the Board

Name	Age	Position

Peter C. Einselen	73	Director
Mark K. Patterson	49	Director
Thomas C. Robertson	66	Director
Harry Wachtel	54	Chairman of the board and chief executive officer
Mark Weiss	52	National account executive and director

The principal occupation and business experience for each nominee is set forth in the section entitled Management Information above.

The Board recommends a vote “FOR” the election of the nominees named above; Proxies that are signed and returned will be so voted unless otherwise instructed.

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Director Independence

The Board has determined that Mark Patterson, Thomas Robertson and Peter Einselen (the “Independent Directors”) are independent as that term is defined in NASDAQ listing standards and under applicable rules and regulations of the SEC. Messrs. Patterson, Robertson and Einselen are the sole members of our audit committee and our compensation committee and are independent for such purposes.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions. This code of ethics is posted on our website at www.suntecktransport.com.

Meetings of the Board of Directors in 2011

The Board held a total of seven meetings during 2011. All directors attended 75% or more of the aggregate number of Board meetings and committee meetings held. The chairman of the board presides over all meetings of the Board. In 2012, it is anticipated that the Board will have at least six meetings.

Committees of the Board of Directors

Our Board has an audit committee and a compensation committee, and in December 2011 formed a special strategic initiatives committee. The audit committee reviews the scope and results of the audit and other services provided by our independent accountants and our internal controls. The compensation committee is responsible for the approval of compensation arrangements for our officers and the review of our compensation plans and policies. Each of these committee is comprised of Messrs. Patterson, Einselen and Robertson, our non-employee independent outside directors. Mr. Patterson is the chairman of the audit and compensation committees. The strategic initiatives committee is responsible for working with management to evaluate strategic opportunities that may arise from time to time. The committee is comprised of Mr. Patterson and Mr. Wachtel.

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Audit Committee

The Board has adopted a written charter for the audit committee, a copy of which is available on our website at www.suntecktransport.com by clicking on “Investor Relations.” Under its charter, the audit committee must pre-approve all engagements of our independent accountants unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent accountants’ retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the preceding year’s annual report on Form 10-K. At the beginning of the fiscal year, the audit committee will evaluate other known potential engagements of the independent accountants, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent accountants’ independence from management. At each subsequent committee meeting, the committee will receive updates on the services actually provided by the independent accountants, and management may present additional services for approval. Typically, these would be services such as due diligence for an acquisition that would not have been known at the beginning of the year.

Since the May 6, 2003 effective date of the SEC rules stating that an accountant is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Dworken, Hillman, LaMorte & Sterczala, P.C. was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

The Board has determined that the chairman of the audit committee, Mr. Patterson, is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” under NASDAQ’s listing standards and Section 10A(m)(3) of the Exchange Act. The audit committee met four times in 2011.

Compensation Committee

The compensation committee assesses the structure of the management team and the overall performance of AutoInfo. It oversees executive compensation by approving salary increases, stock option grants and other compensation to executive officers. The Board has adopted a written charter for the compensation committee, a copy of which is available on our website at www.suntecktransport.com by clicking on “Investor Relations.” Under its charter, the committee has authority to retain and approve the fees of independent compensation consultants or other advisors. It did not retain the services of consultants or advisors in fiscal 2011. The compensation committee met once in 2011.

Director Nominations

The Board has not created a nominating committee. Instead, the functions of a nominating committee, including oversight of corporate governance, is performed by the Board as a whole. The Board regards this policy as advantageous to AutoInfo in view of the relatively small size of the company (compared to publicly held corporations generally), and the size and relative stability of the Board.

The Board considers and establishes procedures regarding recommendations for nomination to the Board, including nominations submitted by stockholders. Recommendations of stockholders should be sent to us in a timely manner, either in person or by certified mail, to the attention of our Corporate Secretary. Any recommendations submitted to the secretary should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation but must include the information that would be required to be disclosed under the SEC’s rules in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director if elected. The Board will evaluate all potential candidates in the same manner, regardless of the source of the recommendation. Based on the information provided to the Board, it will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the Board may conduct interviews, obtain additional background information and conduct reference checks of the candidate, among other things. The Board may also ask the candidate to meet with management and other members of the Board. Although the Board has not adopted a formal policy regarding diversity, it considers a broad range of factors in evaluating a candidate, including the advantages to the company that come from having a board of directors comprised of persons with diverse experiences and perspectives. Thus, the consideration of diversity is not limited to matters of race, gender or national origin, but encompasses the candidate’s broad background and is evaluated in light of the existing composition of the Board.

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It is our policy to invite and encourage all of our directors to attend the Annual Meeting.

Leadership Structure

The Board considers and establishes the appropriate leadership structure for us, and has concluded that we and our stockholders are best served by not having a formal policy on whether the same individual should serve as both chief executive officer and chairman of the board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve us and our stockholders in all cases. This allows it to use its experience and knowledge to elect the most qualified director as chairman of the board, while maintaining its ability to separate the roles of chairman and chief executive officer if it deems it to be advantageous to AutoInfo. In making this determination, the Board will consider the potential advantages that may come from being chaired by a person other than the chief executive officer.

Mr. Wachtel, our chief executive officer, serves as our chairman of the board. The Board has determined that having Mr. Wachtel serve as both the chairman and chief executive officer is in the best interest of the company and our stockholders.  We believe this structure makes the best use of the chief executive officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk and operational risk. It believes an effective risk management system will (i) timely identify the material risks that we face, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (iii) implement appropriate and responsive risk management strategies consistent with our risk profile, and (iv) integrate risk management into our decision-making.  The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

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Audit Committee Report

The audit committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the audit committee. The audit committee reviewed our audited financial statements for the year ended December 31, 2011, and met with management to discuss such audited financial statements. The audit committee has discussed with our independent accountants, Dworken, Hillman, LaMorte & Sterczala, P.C., the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as amended. The audit committee has received the written disclosures and the letter from Dworken, Hillman, LaMorte & Sterczala, P.C. required by the Independence Standards Board Standard No. 1, as amended. The audit committee has discussed with Dworken, Hillman, LaMorte & Sterczala, P.C. its independence from AutoInfo and its management. Dworken, Hillman, LaMorte & Sterczala, P.C. had full and free access to the audit committee. Based on its review and discussions, the audit committee recommended to the Board that the audited financial statements be included in the AutoInfo Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Submitted by the Audit Committee:

Mark K. Patterson, Chairman
Peter C. Einselen
Thomas C. Robertson

Principal Accountants Fees and Services

The aggregate fees billed by our principal accounting firm, Dworken, Hillman, LaMorte & Sterczala, P.C., for the fiscal years ended December 31, 2011 and 2010 are as follows:

	2011	2010
Audit fees	$127,000	$109,000
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$127,000	$109,000

Audit Committee Pre-Approval Policies and Procedures

Our audit committee charter provides that the audit committee will pre-approve audit services and non-audit services to be provided by our independent accountants before the accountants are engaged to render these services. The audit committee may consult with management in the decision-making process, but may not delegate this authority to management. The audit committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title, care of the Secretary. All such correspondence should be sent to our principal executive offices or by e-mail to the Secretary at www.suntecktransport.com. All communications received as set forth in the preceding sentence will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT ACCOUNTANTS

Dworken, Hillman, LaMorte & Sterczala, P.C. (“Dworken”) has been our independent accountants since 1999. Their audit report appears in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Sarbanes-Oxley Act of 2002 requires the audit committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent accountants. Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. However, the Board is submitting this matter to stockholders as a matter of good corporate practice. Our audit committee approved the engagement of Dworken as our independent accountants for the fiscal year ending December 31, 2012. If the stockholders fail to ratify the selection of Dworken, the audit committee will take that into consideration and may retain another firm without re-submitting the matter to the stockholders, to audit our accounts for the 2012 fiscal year. Even if stockholders ratify the selection of Dworken, the audit committee may, in its discretion, direct the appointment of different independent accountants at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

A representative of Dworken is expected to be available at the meeting to respond to appropriate questions of stockholders and will have the opportunity to make a statement if he or she so desires.

The Board recommends a vote “FOR” this proposal; Proxies that are signed and returned will be so voted unless otherwise instructed

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2011 and 2010 earned by or paid to our chief executive officer and our two other most highly compensated executive officers in 2011 (the “named executive officers”).

Summary Compensation Table - 2011

Name and Principal Position	Year	Salary ($)	Option Awards($) (1)	Non-Equity Incentive Plan Com- pensation ($)	All Other Compensation (2)	Total ($)
Harry M. Wachtel,	2011	$250,000	$35,000	$418,000	$20,000	$723,000
Chairman of the board and chief executive officer (3)	2010	$250,000	$-	$360,000	$18,000	$628,000

William I. Wunderlich,	2011	$175,000	$21,000	$418,000	$20,000	$634,000
Executive vice president and chief financial officer	2010	$175,000	$-	$360,000	$18,000	$553,000

Michael P. Williams,	2011	$205,000	$38,000	$236,000	$19,000	$498,000
	2010	$205,000	$-	$119,000	$18,000	$342,000

(1)	Reflects the grant-date fair value of the stock option awards granted during the year, in accordance with FASB ASC Topic 718, Accounting for Stock Compensation, excluding the effect of estimated forfeitures. The assumptions underlying the valuation of equity awards are set forth in Note 7 of our financial statements, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.
(2)	Amounts represent company matching contributions to a qualifying 401(K) plan and reimbursed automobile expenses.
(3)	In November 2011, Mr. Williams assumed the office of president; Mr. Wachtel served in that position until that time.

Discussion of Summary Compensation

We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2011 achieves the overall objectives of our executive compensation program. We believe that, in accordance with our overall objectives, executive compensation for 2011 was competitive with comparable companies. Executive compensation opportunities were weighted more heavily to pay for performance.

Non-equity incentive plan compensation paid out for 2011 were annual bonuses paid under the terms of the executives’ employment agreements described below. The level of bonuses reflected our 2011 results, with $318.1 million in GAAP revenues, representing an increase of 14.6% over 2010, and GAAP net income from operations of $6.4 million representing an increase of 13.3% over 2010.

Employment Agreements and Severance Benefits

On February 7, 2011, we entered into amended and restated employment agreements (the “Employment Agreements”) with each of Harry Wachtel, William Wunderlich and Michael Williams for their continued employment with us as president and chief executive officer, chief financial officer and chief operating officer, respectively. The Employment Agreements are substantially identical and provide, among other things, as follows:

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Term: The terms of the Employment Agreements expire on December 31, 2015, subject to earlier termination as provided therein.

Base Salary: $250,000, $175,000 and $205,000 per annum, for Harry Wachtel, William Wunderlich and Michael Williams, respectively, payable in accordance with our then prevailing payroll policy.

Annual Bonus: The Employment Agreements for Messrs. Wachtel and Wunderlich provide for an annual bonus equal to 10% of our first $1,250,000 of Operating Profit (defined as pre-tax profit excluding non-cash compensation expense associated with stock options) plus an additional 5% of any Operating Profit in excess of $1,250,000; provided, however, the total annual aggregate salary and bonus payable to Messrs. Wachtel and Wunderlich are limited to a maximum of $750,000 and $675,000, respectively, unless otherwise determined by the Board.

The Employment Agreement for Mr. Williams provides for an annual bonus equal to 2% of our first $3,000,000 of Operating Profit plus an additional: (i) three percent (3%) of any Operating Profit in excess of $3,000,000 but less than or equal to $4,000,000; (ii) four percent (4%) of any Operating Profit in excess of $4,000,000 but less than or equal to $5,000,000; and (iii) five percent (5%) of any Operating Profit in excess of $5,000,000; provided, however, the total annual aggregate salary and bonus payable to Mr. Williams is limited to a maximum of $485,000, unless otherwise determined by the Board.

Potential Payments Upon Termination of Employment: Under the Employment Agreements, we can terminate the employment of the executive for cause, in which case no compensation will be payable after the termination date, unvested options as of the termination date will be forfeited and vested options will cease to be exercisable 90 days after the termination date. If the executive becomes disabled for a specified period, we can terminate employment, in which case, following termination, the executive will receive his full Annual Bonus for the year of termination (based on actual performance in that year), a pro rata payment of any other bonus or profit sharing arrangement, full vesting of unvested stock options and health benefits for the remainder of the employment term. If the executive’s employment is terminated by us without cause or the executive terminates his employment for “good reason” (as defined), the executive is entitled to payment of all compensation, bonuses and benefits for the remainder of the employment term, and all of the executive’s stock options would become vested upon termination and, in the case of incentive stock options, remain outstanding for 90 days or, in the case of non-qualifeid stock options, remain oustanding for the remainder of the term (but not less than one year). “Good reason” is defined as our failure to make payments or provide any material benefit under the employment agreement, a material reduction in the executive’s duties, or a material breach of the agreement by us which is not cured within 30 days after we receive notice of termination for good reason.

Change in Control Payments: The Employment Agreements provide that in, the event of a Change in Control (as defined therein), Messrs. Wachtel, Wunderlich and Williams shall each receive a lump-sum cash payment equal to one and one-half times the respective named executive officer’s base salary plus one and one-half times his average Annual Bonus (as defined) for the prior two years. Further, upon a Change in Control, we may, within a specified period, terminate the named executive officer’s employment with us without further liability to the named executive officer other than with respect to the provision of continued medical coverage through December 31, 2015, except that such a termination by us in connection with the Change in Control will result in accelerated vesting of outstanding stock options.

“Change in Control” is defined as a sale of all or substantially all of our assets, a consolidation or merger in which AutoInfo is not the surviving entity and in which our stockholders before the transaction do not own more than 50% of the combined voting power after the transaction, or a tender offer, merger, consolidation, sale of assets or contested election or any combination of the foregoing transactions in which the persons who were our directors immediately before the transaction cease to constitute a majority of the board of AutoInfo or any successor company.

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Benefits: During the employment term, each individual is entitled to participate in any of our then existing retirement plans, pension, insurance, health, disability or other benefit plans or programs. The agreements provide for an automobile allowance of $1,500 per month for each of Mr. Wachtel, Wunderlich and Williams.

In November 2011, Mr. Williams was appointed as president, a position held until that time by Mr. Wachtel.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1996, as amended, generally disallows a tax deduction to public companies for compensation over $1 million paid to the chief executive officer and certain other most highly compensated executive officers (excluding the chief financial officer), unless the compensation is considered performance based. The compensation to named executive officers in fiscal 2011 and 2010 did not exceed the $1 million limit, and we expect executive compensation for 2012 also will qualify for deductibility.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Outstanding Equity Awards

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2011 with respect to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End - 2011

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date

Harry M. Wachtel	-		500,000	(2)	$.76	2/14/2017

William I. Wunderlich	-		300,000	(2)	$.76	2/14/2017

Michael P. Williams	600,000	(3)	-		$1.12	6/06/2012
Michael P. Williams	266,667	(4)	133,333	(4)	$.29	3/16/2015
Michael P. Williams	-		450,000	(5)	$.78	12/15/2017

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(1)	All options are subject to accelerated vesting in the event of death, disability or upon the event of a “change in control,” and in connection with certain terminations of employment as described above under the heading “Employment Agreements and Severance Benefits.”
(2)	Vests in five equal annual installments from February 15, 2012 through February 15, 2016.
(3)	Vested in installments from June 6, 2007 through December 31, 2011.
(4)	Exercisable portion vested and unexercisable portion vests in three equal annual installments from March 16, 2010 through March 16, 2012.
(5)	Vests in five equal annual installments from December 15, 2012 through December 15, 2016.

COMPENSATION OF DIRECTORS

Beginning in the fourth quarter of 2010, we pay annual director’s fees of $12,500 to each of Messrs. Robertson and Einselen and $18,750 to Mr. Patterson as chairman of the audit and compensation committees. Directors are reimbursed for the costs relating to attending Board and committee meetings. In addition, in February 2011 Messrs. Patterson, Robertson and Einselen were each granted an option to purchase 200,000 Common Shares at $0.76 per share, 115% of the fair market value on the date of grant. Further, in December 2011, Mr. Patterson was granted an additional option to purchase 250,000 Common Shares at $0.78 per share, 115% of the fair market value on the date of grant, in conjunction with his appointment as chairman of our strategic initiatives committee. No options have been granted to directors in 2012.

The following table provides compensation information for the year ended December 31, 2011 for each of the independent members of the Board.

Director Compensation - 2011

Name (3)	Year	Fees Earned or Paid in Cash	Option Awards (1) (2)	Total
Peter C. Einselen	2011	$12,500	$14,081	$26,581
Mark K. Patterson	2011	$18,750	$30,724	$49,474
Thomas C. Robertson	2011	$12,500	$14,081	$26,581

(1)	Reflects the grant-date fair value of the stock option awards granted during the year in accordance with FASB ASC Topic 718, Accounting for Stock Compensation. The assumptions underlying the valuation of equity awards are set forth in Note 7 of our financial statements, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	On February 14, 2011, each of Mr. Robertson, Mr. Einselen and Mr. Patterson was granted an option to purchase 200,000 shares of our common stock. On December 15, 2011, Mr. Patterson was granted an option to purchase 250,000 shares of our common stock. These options vest and become exercisable as to 20% of the underlying shares on each of the first five anniversaries of the date of grant, subject to accelerated vesting in the event of death, disability or a change in control. The options expire six years after the date of grant subject to earlier expiration in the event of termination of the director’s service.

(3)	At December 31, 2011: (i) Mr. Robertson held options to acquire an aggregate of 600,000 shares at exercise prices ranging from $0.32 to $1.17 per share (400,000 then exerecisable); (ii) Mr. Einselen held options to acquire an aggregate of 622,500 shares at exercise prices ranging from $0.20 to $1.17 per share (422,500 then exercisable); and (iii) Mr. Patterson held options to acquire an aggregate of 550,000 shares with exercise prices ranging from $0.56 to $0.78 per share (33,333 then exercisable).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table, together with the accompanying footnotes, sets forth information regarding stock ownership of all persons known by us to own beneficially 5% or more of our Common Shares, all directors, named executive officers (and other executive officers) and all directors and executive officers as a group. The number of Common Shares beneficially owned is as of the Record Date, except as otherwise indicated in footnotes. Percentages of beneficial ownership are calculated based on the number of Common Shares outstanding on the Record Date.

We determined beneficial ownership in accordance with rules promulgated by the SEC pursuant to which a person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options and warrants or conversion of convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the Record Date have been exercised or converted. Except as otherwise indicated, we believe that the persons or entities named in the following table have sole voting and investment power with respect to all Common Shares as beneficially owned by them, subject to community property laws where applicable. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

Name of	Shares of Common Stock		Percentage
Beneficial Owner (1)	Beneficially Owned		Of Ownership

(i) Directors and Executive Officers
Harry Wachtel	6,286,503	(2)	18.4%
Thomas C. Robertson	672,431	(3)	1.9%
Peter C. Einselen	768,931	(4)	2.2%
Mark K. Patterson	106,667	(5)	*
Mark Weiss	911,503	(6)	2.7%
William I. Wunderlich	1,382,342	(7)	4.0%
Michael P. Williams	403,000	(8)	1.2%

All executive officers and directors as a group (7 persons)	9,272,532	(9)	25.9%

(ii) 5% Stockholders
James T. Martin	5,620,000	(10)	16.5%
Kinderhook Partners, LP	6,278,312	(10)	18.4%
Baker Street Capital L.P./Khrom Capital Management, LLC and affiliates	4,542,653	(11)	13.3%

* Less than one percent.

(1)	Unless otherwise indicated below, each director, executive officer and each 5% stockholder has sole voting and investment power with respect to all shares beneficially owned. The address for Mr. Wachtel is c/o AutoInfo, Inc., 6413 Congress Avenue, Suite 260, Boca Raton, FL 33487. The address for Dr. Martin is c/o Bermuda Trust Company, Compass Point Road, 9 Bermudian Road, Hamilton HM11, Bermuda. The address for Kinderhook Partners, LP is One Executive Drive, Suite 160, Fort Lee, NJ 07024. The address for Baker Street Capital L.P. and its affiliates is 12400 Wilshire Blvd., Suite 940, Los Angeles, CA 90025. The address of Khrom Capital Management, LLC and its affiliates is 41 Madison Avenue, 31st Floor, New York, New York 10010.
(2)	Includes 1,258,845 shares with respect to which Mr. Wachtel has been granted voting rights pursuant to voting proxy agreements and 100,000 shares issuable upon the exercise of vested stock options.
(3)	Includes 440,000 shares issuable upon the exercise of vested stock options.
(4)	Includes 462,500 shares issuable upon the exercise of vested stock options.

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(5)	Includes 106,667 shares issuable upon the exercise of vested stock options.
(6)	Includes 851,503 with respect to which Mr. Weiss has granted voting rights to Mr. Wachtel pursuant to a voting proxy agreement. Mr. Weiss retains full control over the disposition of these shares. Includes 60,000 shares issuable upon the exercise of vested stock options.
(7)	Includes 407,342 with respect to which Mr. Wunderlich has granted voting rights to Mr. Wachtel pursuant to a voting proxy agreement. Mr. Wunderlich retains full control over the disposition of these shares. Includes 60,000 shares issuable upon the exercise of vested stock options.
(8)	Includes 400,000 shares issuable upon the exercise of vested stock options.
(9)	Includes 2,195,833 shares issuable upon exercise of options or warrants owned by members of this group and exercisable at the Record Date or within 60 days thereafter.
(10)	The information with respect to this stockholder is derived from the stockholders most recent Exchange Act filing with the SEC.
(11)	A Schedule 13D has been filed with the SEC jointly by Baker Street Capital L.P., a Delaware company (“BSC LP”), Baker Street Capital Management, LLC, a California limited liability company (“Baker Street Capital Management”), Vadim Perelman, Khrom Capital Management, LLC, a New York limited liability company (“Khrom Capital”), Khrom Investments Fund, LP, a Delaware limited partnership (“Khrom Investments”), and Eric Khrom. Baker Street Capital Management is the general partner of BSC LP. Vadim Perelman is the managing member of Baker Street Capital Management. By virtue of his position with Baker Street Capital Management, Mr. Perelman has the power to vote and dispose of the shares owned by BSC LP. Khrom Capital serves as the manager of certain separately managed accounts (the “Khrom Capital Accounts”) and the general partner of Khrom Investments. Eric Khrom is the managing member of Khrom Capital. By virtue of his position with Khrom Capital, Mr. Khrom has the power to vote and dispose of the shares owned by Khrom Investments and held in the Khrom Capital Accounts.

As of June 7, 2012 (the reporting date in the latest filed amendment to the Schedule 13D), BSC LP reported that it beneficially owned 3,094,884 Common Shares (constituting 9.1% of the outstanding class as of the Record Date). The Schedule 13D stated that, in its capacity as the general partner of BSC LP, Baker Street Capital may be deemed to beneficially own the 3,094,884 Common Shares owned by BSC LP, and that Mr. Perelman, as the managing member of Baker Street Capital which in turn is the general partner of BSC LP, may be deemed to beneficially own the 3,094,884 Common Shares owned by BSC LP.  The Schedule 13D stated that Mr. Perelman has sole voting and dispositive power with respect to the 3,094,884 Common Shares owned by BSC LP by virtue of his authority to vote and dispose of such shares.  Baker Street Capital and Mr. Perelman disclaim beneficial ownership of the Common Shares held by BSC LP, except to the extent of their pecuniary interest therein.

As of June 7, 2012, Khrom Investments reported that it beneficially owned 1,366,119 Common Shares and Khrom Capital reported that it beneficially owned 1,447,769 Common Shares in its capacity as the general partner of Khrom Investments and the manager of the Khrom Capital Accounts (Khrom Capital Accounts reportedly held 81,650 Common Shares). The Schedule 13D stated that Mr. Khrom, as the managing member of Khrom Capital which in turn is the general partner of Khrom Investments and the manager of the Khrom Capital Accounts, may be deemed to beneficially own the 1,447,769 Common Shares owned by Khrom Investments and held in the Khrom Capital Accounts.  The Schedule 13D stated that Mr. Khrom has sole voting and dispositive power with respect to the 1,447,769 Common Shares owned by Khrom Investments and held in the Khrom Capital Accounts by virtue of his authority to vote and dispose of such shares.  Khrom Capital and Mr. Khrom disclaim beneficial ownership of the Common Shares held by Khrom Investments and in the Khrom Capital Accounts, except to the extent of their pecuniary interest therein.

The Schedule 13D stated that each reporting person, as a member of a “group” with the other reporting persons for purposes of Section 13(d)(3) of the Exchange Act, may be deemed to be the beneficial owner of the Common Shares directly owned by the other reporting persons, although each reporting person disclaimed beneficial ownership of such Common Shares except to the extent of his or its pecuniary interest therein.

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Certain relationships and related transactions

William Wunderlich, our executive vice president and chief financial officer, is the brother-in-law of Mark Weiss, who serves as a national account executive and director of AutoInfo.

Related-party transactions between a director or executive officer and AutoInfo must be reviewed and approved by the audit committee or the Board, with any interested director recusing himself or herself from the vote on the matter. A director or executive officer with a potential conflict of interest is required to promptly disclose the potential conflict to directors or executive officers who are in a position to appropriately represent the interests of AutoInfo and ensure that any transaction is properly reviewed and approved.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with during the fiscal year ended December 31, 2011.

MISCELLANEOUS

Other Matters

We know of no business that will be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting.

Stockholder Proposals

Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2013 must follow the procedures found in Rule 14a-8 under the Exchange Act and our bylaws.  To be eligible for inclusion in our 2013 proxy materials, all qualified proposals must be received by our Secretary no later than July 12, 2013.  A stockholder proposal submitted forty-five (45) or more days before the scheduled date of any annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials. If a stockholder proposal is submitted less than 45 days before an annual meeting, the Proxyholders will have discretionary authority to vote on the proposal.   A stockholder's notice of an intention to make a proposal should be submitted to the Secretary and set forth the following: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal or nomination to amend our bylaws, the language of the proposed amendment; (iii) the name and address of the stockholder making the proposal or nomination and any other stockholders known by such stockholder to be supporting such proposal; (iv) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal or nomination on the date of such stockholder's notice; and (v) any financial interest of the stockholder in such proposal or nomination.

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Solicitation of Proxies

We will bear the cost of this Proxy solicitation and any additional material relating to the meeting which may be furnished by us to the stockholders. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward Proxy soliciting material to beneficial owners of such shares, and upon request, will reimburse them for their expenses in so doing.

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to our Secretary, William Wunderlich, at our principal executive offices or calling him at (561) 988-9456.

Availability of Proxy Materials

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, including the financial statements and financial statement schedules included therein. All such requests should be directed to our Secretary, William Wunderlich, at our principal executive offices.

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IMPORTANT NOTICE

ATTENDANCE AT ANNUAL MEETING

For security reasons, all stockholders of record desiring to attend the Annual Meeting in person must so indicate by checking the box on the accompanying proxy card.

All stockholders whose shares are held in street name in a brokerage or other account should contact such broker or custodian of such account to obtain instructions to receive security clearance. In the interest of security, anyone not complying with the foregoing procedures will not be admitted to the meeting. No exceptions will be made.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on November 9, 2012:

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://suntecktransport.com.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

Harry Wachtel, Chairman of the Board

Dated:	Boca Raton, Florida
October 8, 2012

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0

AUTOINFO, INC.

PROXY

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 9, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harry Wachtel and William Wunderlich, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of AutoInfo, Inc. ("AutoInfo") to be held at The Embassy Suites Hotel, 661 Northwest 53rd St., Boca Raton, FL 33487, on November 9, 2012 at 8:00 AM Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of AutoInfo held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

AUTOINFO, INC.

November 9, 2012

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530000000000001000 6 110912

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Peter C. Einselen
- ○ Thomas C. Robertson
- ○ Mark K. Patterson
- ○ Harry Wachtel
- ○ Mark Weiss

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. To ratify the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as independent accountants for AutoInfo, Inc. for the fiscal year ending December 31, 2012. FOR ☐ AGAINST ☐ ABSTAIN ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.